                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     As independent auditors, we hereby consent to the Inclusion in this Form S-8 our reports, relating to the consolidated financial statements of Medcare Technologies, Inc. for the years ended December 31, 1998 and 1997 and any amendments thereto. We also consent to the reference to this firm under the heading "Experts" in this Registration Statement.


                                                    CLANCY AND CO., P.L.L.C.
                                                    Certified Public Accountants
                                                    January 28, 2000